Rule 497(e)
Registration No. 333-111662

AIG SERIES TRUST
2010 High Watermark Fund
2015 High Watermark Fund
2020 High Watermark Fund
(Class I Shares)

(Each a “Fund” and collectively, the “Funds”)

Supplement dated September 18, 2006 to the Prospectus dated February 28, 2006

          Effective September 1, 2006, the Subadvisory Agreement between AIG SunAmerica Asset Management Corp. (“AIG SunAmerica”), the Funds and Trajectory Asset Management LLC (the “Adviser”) has been amended to provide for a minimum fee that is payable by AIG SunAmerica to the Adviser. A description of how the fee is calculated is located in the Statement of Additional Information. Under the Subadvisory Agreement, AIG SunAmerica is solely responsible for payment of fees to the Adviser and thus the amendments do not impact any obligation of the Funds pursuant to such Agreement. Furthermore, the amendments do not modify the services provided under the Subadvisory Agreement. These amendments have been approved the Board of Trustees.